UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2008

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 West Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On March 19, 2008, Packaging Corporation of America executed an Underwriting Agreement with the underwriters named therein to sell $150,000,000 in aggregate principal amount of 6.50% Senior Notes due 2018.  The closing for the offering is expected to occur on or about March 25, 2008.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 9.01               Financial Statements and Exhibits.

(d)          Exhibits.

A list of exhibits filed herewith is contained on the Exhibit Index immediately preceding such exhibits and is incorporated herein by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA
(Registrant)

	By:	/s/ KENT PFLEDERER
Vice President, General Counsel and Secretary
(Authorized Officer)
Date: March 25, 2008

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 19, 2008
4.1

Officers’ Certificate, dated March 25, 2008, pursuant to Section 301 of the Indenture, dated July 21, 2003, by and between Packaging Corporation of America and U.S. Bank National Association (executed Note filed under Exhibit 4.2 hereto)

4.2	6.50% Senior Note due 2018
5.1	Opinion of Mayer Brown LLP